SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 1, 2005


                          DATA SYSTEMS & SOFTWARE INC.
           (Exact name of Registrants as Specified in their Charters)


         Delaware                       0-19771                  22-2786081
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(States or Other Jurisdiction   (Commission file Numbers)      (IRS Employer
      of Incorporation)                                     Identification Nos.)


       200 Route 17, Mahwah, New Jersey                             07430
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   (Address of Principal Executive Offices)                       (Zip Code)


        Registrants' telephone number, including area code (201) 529-2026
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

         On April 1, 2005, the Registrant announced its financial results for the year ended December 31, 2004. The press release relating to such announcement is filed as Exhibit 99.1 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

         99.1 Press Release dated April 1, 2005 announcing the financial results.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 1st day of April 2005.

                                    DATA SYSTEMS & SOFTWARE, INC.


                                    By:    /s/ GEORGE MORGENSTERN
                                           -------------------------------------
                                    Name:  George Morgenstern
                                    Title: President and Chief Executive Officer


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